Filed under Rule 497(k)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus

Dated May 1, 2014

The following change is effective immediately:

Small Company Value Portfolio (the “Portfolio”). . In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for Franklin Advisory Services, LLC (“Franklin”) all references to Bruce Baughman with respect to the Portfolio are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Christopher Meeker, CFA	2015	Research Analyst, Portfolio Manager
Steve Raineri	2012	Research Analyst, Lead Portfolio Manager
Don Taylor, CPA	2002	Chief Investment Officer, Senior Vice President, Portfolio Manager

Please retain this supplement for future reference.

Date:     March 20, 2015